Consent of Bierwolf, Nilson & Associates Independent Auditors

We have issued our report dated January 25, 2002, on the financial statements of Wellstone Acquisition Corporation, for the year ended December 31, 2001, and hereby consent to the incorporation by reference to such report in a
Registration Statement on Form 10KSB. We also hereby consent to the reference to this firm under "Experts" in this Registration Statement.

/s/ Bierwolf, Nilson & Associates
    Bierwolf, Nilson & Associates

February 12, 2002
Salt Lake City, Utah